                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 13, 2002
                Date of Report (Date of Earliest Event Reported)

                              AMERICASDOCTOR, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      0-32601               33-0597050
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                        1325 Tri-State Parkway, Suite 300
                             Gurnee, Illinois 60031
          (Address of principal executive offices, including zip code)

                                 (847) 855-7500
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

     On August 13, 2002, in connection with the filing of the Quarterly Report on Form 10-Q of AmericasDoctor, Inc. (the "Company") for the quarter ended June 30, 2002 (the "Report"), C. Lee Jones, the Chief Executive Officer, and David R. Adamoli, the Chief Financial Officer of the Company, respectively, each provided to the Securities and Exchange Commission a statement certifying pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AMERICASDOCTOR, INC.


                                        By:   /s/ David R. Adamoli
                                              -----------------------------
                                        Name:  David R. Adamoli
                                        Title: Chief Financial Officer

Date: August 13, 2002